Investor Deck November 8, 2022 Robotic systems to enable the safest, most productive, workforce in the world

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How does work get done when there aren’t enough workers to go around? Defensenews.com; washingtontimes.com; reuters.com; cnbc.com; forbes.com; yaleclimateconnections.org

The answer: robotic systems to improve worker productivity and safety Teleoperated Systems Exoskeletons 260+ Team Members $375m in R&D technology investments > 55 Years World class robotics engineering team experience Sarcos is developing a fleet of highly dexterous mobile robot systems that deliver human like dexterity and autonomy, to enhance safety and improve productivity across a wide range of industries.

Strength & productivity multiplier (200 lb lift) Full mobility Alleviate fatigue & injury Dexterity and precision Strength & productivity multiplier Future supervised autonomy and 1:many Keep humans out of harm’s way Intelligent robotic arm Teleoperated & supervised autonomy  Keep humans out of harm’s way Integrates with existing deployed ROVs 1,000m+ working depth Light-work capabilities on an inspection class vehicle helps lower total solutions cost Dexterous robotic system COMPLEX ENVIRONMENTS Teleoperated (1:1: many)1 SARCOS SOLUTIONS PORTFOLIO DEXTEROUS ROBOTS FOR A WIDE RANGE OF USE CASES 1) One-to-many is a future capability for the Guardian XT; 2) Sapien Sea Class robotic system can integrate with underwater vehicles from major manufacturers. Dual-armed system pictured here on the VideoRay Defender ROV for illustration purposes only. SAPIEN SEA CLASS 1 or 2 arm, highly-dexterous robotic arm system2 DEEP-OCEAN USE Teleoperated & Supervised-Autonomy (1:1) Wearable strength amplifier INDUSTRIAL JOBS Direct-control (1:1) GUARDIAN® XO® SAPIEN 6M SYSTEM Intelligent robotic system COMPLEX ENVIRONMENTS Teleoperated & Supervised-Autonomy (1:1: many) GUARDIAN XT/DX Powered full-body exoskeleton  Teleoperated systems

KEY CHALLENGES FACING INDUSTRIES WORLDWIDE DRIVERS FOR INCREASED ADOPTION OF ROBOTICS 1) Excludes indirect costs and OSHA fines $2.5 trillion negative impact on U.S. economy by 2030, due to labor shortage in manufacturing Industry Source, 2021 2.1 million U.S. worker shortage in manufacturing by 2030 55% construction employers indicate highest levels of difficulty in finding skilled construction workers with need for 2.1 M workers in the next 3 years National Assoc. of Home Builders, 2021 GROWING LABOR SHORTAGE ACROSS INDUSTRIES 0% growth since 1990, in US manufacturing productivity – a growing impetus to adopt technologies St. Louis Fed, Aug 2020 STAGNANT PRODUCTIVITY IN MANUFACTURING $164 billion spent annually on U.S. workplace injuries & deaths Falls from height is #1 cause of nonfatal injuries (33%) and #3 cause of injury related deaths (21%) 4.8 B in direct medical compensation costs from injuries related to falls Fatigue from Overexertion is #2 leading nonfatal injury or illness event - average of 14 days off work per incident and lost productivity National Safety Council, 2020 UNSAFE ENVIRONMENT FOR WORKERS 32% of workplace related injuries is due to overexertion and repetitive motion 2022 2050 AGING POPULATION FEWER WORKING AGE PEOPLE Source: OECD

POWER & UTILITIES Solar field installation Infrastructure inspection AEROSPACE Maintenance & repair Assembly support AUTOMOTIVE Ship / receive Assemble LOGISTICS Non-cons Heavy duty DEFENSE Logistics Maintenance & repair Subsea OIL & GAS Maintenance & diagnostics Construct / deconstruct CONSTRUCTION Build & repair Material transport MANUFACTURING HEALTHCARE Move & manipulate Assemble Surgical $147 Billion annual target market IN THE US Alone Scale & efficiency transcend industries & applications, OFFERING new market OPPORTUNITY Source: Bureau of Labor Statistics Occupational Employment Statistics Survey; 1) TAM includes jobs identified from US BLS employment data that would benefit from Sarcos’ product offerings, with an assumed XO / XT / Sapien utilization rate at a blended annual cost of service. Assumes 10% market adoption for SOM. Does not include jobs outside of the US. Large Addressable Market1 End Markets & Applications Total Addressable US Market: $147b Long-term Serviceable Obtainable US Market: $15b >16 million people employed in the U.S. alone in jobs that can benefit, or be made safer, from robotic augmentation

De-carbonization initiatives Inflation Reduction Act (IRA) includes government effort to reduce greenhouse gas emissions by >50% by 2030 Goal of 100% carbon pollution free electricity by 2035 Government aiming to mobilize private and public investment Credit Suisse estimates that total public and private climate spending could total $1.7 trillion over the next 10 years DECARBONIZATION TARGET U.S solar workforce declined post-COVID and hasn’t recovered Estimated requirement of a workforce of more than 900,000 to reach solar installation targets The solar industry workforce will need to increase by more than an estimated 380% to meet targets THE PROBLEM Tools that can increase the productivity of the solar workforce will be in strong demand https://www.seia.org/research-resources/national-solar-jobs-census-2020 https://www.whitehouse.gov/briefing-room/statements-releases/2021/04/22/fact-sheet-president-biden-sets-2030-greenhouse-gas-pollution-reduction-target-aimed-at-creating-good-paying-union-jobs-and-securing-u-s-leadership-on-clean-energy-technologies/ U.S. Inflation Reduction Act – A Tipping Point in Climate Action – Credit Suisse quoted in https://www.theatlantic.com/science/archive/2022/10/inflation-reduction-act-climate-economy/671659/

CHALLENGES Renewable energy Labor concerns: Installation requires physically demanding work in remote locations Workplace injuries are significant problem for installers High employee turnover due to demands of work and lack of advancement Labor costs are a significant component of total costs Schedule concerns: Timelines often include significant buffer to accommodate availability of labor Missing deadlines often incurs financial penalties Quality concerns: Time pressure drives hurried installation and poor quality Poor quality leads to expensive remediation or operational failure COnstruction SOLAR PANEL INSTALLATION De-carbonization initiatives

SAPIEN™ 6M mobile robotic arms for use in a variety of complex environments Adds a mid-sized arm for mobile applications to the Sarcos product lineup Reduces human exposure to dangerous working conditions Application-specific end-effectors attach via end-of-arm interface IP66 for work in outdoor environments Benefits Enhanced for object manipulation Optimized strength to weight ratio: 80 lb / 36 kg max Powered via low voltage DC Embedded compute and intelligence Multiple mounting orientations Pricing of ~$250K (direct sales model) Features Defense Industries Renewable Energy Aviation Construction Timeline based on current expectations and subject to change Alpha Development Began initial production of                                                                                                                               commercial systems 2020 2021 Q322

SAPIEN™ 6M USE CASES Solar field construction Construction at height (welding/tool work) Infrastructure inspection and maintenance at height Power utility inspection & maintenance

Guardian®️ XT™: highly dexterous robotic system Optimize productivity for precise tasks in dangerous environments Reduce at-height and overhead fatigue Reduce injury & exposure to hazardous conditions Mitigate risks and associated costs Reduce insurance premiums & hazard pay BENEFITS Lift and manipulate up to 200 lb HD immersive experience Force feedback to control precision Mount to many mobile and telescoping bases Indoor and outdoor use Pricing starting at ~$10K / month FEATURES Ability to increase standard crew productivity by 2x or more Based on initial alpha unit testing customer feedback CHALLENGES High insurance cost Worker fatigue & injury More support required Cost of equipment Hazardous conditions Timeline based on current expectations and subject to change GT Prototype Alpha v1 Beta v1   Start initial production of assembled commercial systems 2010 2020 2021 Q422

CHALLENGES Reduce idle and downtime due to worker fatigue Eliminate humans doing elevated and at-height work Eliminate worker exposure to hazmat (welding fuel gas, silica, cement dust, etc.) Reduces the need for other safety equipment for at-height work Repair and maintenance RESULTS Potentially life-altering injuries and events: Falls from height are the leading cause of death for construction workers (33.5% of fatalities)1 Worker fatigue: Construction work involves heavy materials, tools, and difficult conditions Skilled labor shortage: Construction is aging out their skilled workers with 21% over age 552 Construction At-height & overhead tool work 1) U.S. Bureau of Labor Statistics, 2018 2) 2020 National Outlook Survey, Associated General Contractors of America; Guardian®️ XT™: example use case

CHALLENGES Reduce occurrence and costs for fatalities & injuries Improve frequency and coverage of power line inspection and maintenance. Eliminate humans doing elevated and at-height work.  Inspection & Maintenance RESULTS Hazardous conditions: High voltage power line work at-height and in all-weather conditions Potentially life-altering injuries and events: High risk of electrocutions, burns, and falls from height Human cost and downtime: The average cost for electrocution is more than $550,000 with the median number of days off for electrical injuries is 4 days2 Power Utility OVERHEAD, HIGH VOLTAGE power line1 1) The Guardian XT mobile robot is designed to enable remote distribution power line work only; it is not ideal for high voltage transmission line work; 2) U.S. Bureau of Labor Statistics and the U.S. Census Bureau, 2018 Guardian®️ XT™: example use case

SAPIEN™ SEA CLASS Light work capabilities on an inspection-class vehicle lowers solution costs by reducing support personnel and equipment Integrates with existing deployed ROVs Allows for multiple hand tools to be used by a single gripper design Reduces human exposure to extremely dangerous working conditions Benefits 1,000m+ working depth (demonstrated) Intuitive teleoperation or supervised autonomy Single- or dual-arm configurations (6 DoF per arm plus gripper function) Integrated gripper with built-in tool changing Features Oil & Gas Industries Defense Construction Energy

SAPIEN™ SEA CLASS USE CASES Offshore wind inspection & maintenance Naval EOD & mine neutralization Offshore production platform inspection & maintenance Underwater welding for construction Renewable energy inspection & maintenance

Guardian® XO®: AN Industry 4.0 Workforce multiplier with reduced risks of injury Innovative technology offering significant productivity improvement Up to 200 lb lift capacity Hot-swap batteries, near-continuous operation Capable of up to 100% load relief < 30 seconds to don or doff Pricing starting at ~$18K / month FEATURES Force multiplier: safely enable workers to do more Mitigate risk of injury and fatigue Equalize workforce and extend careers BENEFITS Provide capabilities of 3 or more human workers Based on initial alpha unit testing customer feedback Asset damage Need many specific lift assists CHALLENGES 2+ people to lift heavy objects Opportunity cost of limited resources Injury and disability Timeline based on current expectations and subject to change 1/ Independent blind study, commissioned by Sarcos, 2019. 46 companies across 20 industries, respondents not prompted; 2) Based on initial alpha unit testing customer feedback. 2000 2006 2010 2016 2018 2019 2020   2022   2023 XO program commercial begins (DARPA) 1st hydraulic prototype (DARPA) 2nd hydraulic prototype Air Force XO contract Marine Corps XO contract USSOCOM XO contract XO ‘Alpha’ debut at CES 2nd gen ‘Beta’ version testing Start initial production of commercial units Sarcos is at a commercial inflection point after 20 years of development IEEE Robotics 2021 Robotics and Automation Award for Product Innovation Time Magazine Best Inventions of 2020, Productivity

CHALLENGES Heavy components handling: Frontline maintenance crews handle heavy tools and parts that can lead to fatigue and strain Injuries & downtime: 25.9 million+ workers lost an average of 7.2 days of work due to backpain1 Shoulder-related injuries: Employees are out of work for 27 days2 Inspection & maintenance RESULTS Prevent fatigue-related downtime Reduce the risk of back, neck, and shoulder injuries Equalize the workforce Extend frontline workers’ career span aviation Aircraft maintenance 1) American Academy of Orthopaedic Surgeons, 2004; 2) Bureau of Labor Statistics, 2019 GUARDIAN®️ XO®️ : EXAMPLE USE CASE

CHALLENGES Heavy, ergonomically challenging tasks: Distribution center workers repeatedly lift heavy parcel bags off shelves to load into vans for last-mile delivery. Over time, these tasks can cause fatigue, strain, and back, shoulder, and neck injuries  Last-mile delivery LOGISTICS HEAVY PARCEL BAG handling Guardian®️ XO®️ : example use case RESULTS Prevent fatigue-related downtime Reduce the risk of back, neck, and shoulder injuries Equalize the workforce Extend frontline workers’ career span

DE-ICING HEAVY TOOL MANIPULATION LUGGAGE HANDLING TECHOPS HEAVY PARTS HANDLING, DEPALLETIZING CARGO DOOR OPERATIONS MAIL, NON-CONVEYABLES, HEAVY CARGO LOADING Future of robots: TARMAC CATERING CART LOADING FUELING, WATER, LAVATORY SERVICES CONNECT TO GROUND POWER & COMMUNICATIONS WHEEL SUPPORT, JACK, CHOCKS AT-HEIGHT NDT INSPECTIONS/FUSELAGE INSPECTION & REPAIR

FUTURE OF ROBOTS: SHIPYARD NON-DESTRUCTIVE TESTING WELDING, CUTTING, HEATING VISUAL INSPECTION DOCKSIDE REPAIRS: PARTS SEQUENCING & DELIVERY SURFACE MAINTENANCE & CORROSION CONTROL UNDERWATER (UWILD) INSPECTIONS UNDERWATER HULL MAINTENANCE

Robot-as-a-service (raas) model Expected to accelerate adoption and deliver recurring revenues RAAS is expected to constitute majority of sales in medium to long term Benefits of RAAS raas vs. buy Maintenance and servicing covered by Sarcos Lowers barriers to deployment due to no CapEx outlay Simple implementation with no infrastructure modifications required Immediate customer ROI due to multiples of productivity Reduces technology obsolescence risk and software enhancements available as part of an overall service agreement  No implementation / infrastructure cost Remote monitoring & updates No upfront CapEx outlay OpEx expenditure Service and maintenance included Scalable next-gen labor force anticipated to enable flexibility with relevance in both strong and weak economies

Target INDUSTRIES AND customers focused on work-at-height use cases in aviation, shipyard and vegetation management in the short-term DoD / Government “We owe it to the best airline employees on the planet to explore how emerging technology can make their jobs safer and easier…That’s why we sought out a partnership with Sarcos” – Gareth Joice, Delta Senior Vice President – Airport Customer Service and Cargo * Industrial * 6 Months Average expected sales cycle Guardian XT Unit Trials (2-4 weeks) Mid-2022 EXPECTED CUSTOMER JOURNEY AND TIMING Low Volume Commercial Pilots of Guardian XT and Sapien 6M (2-6 units) Late 2022 / Early 2023 Scale Deployments of Guardian XT and Sapien 6M Mid-2023 Low Volume Commercial Pilots of Guardian XO 2H 2023

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